                                 SCHEDULE 14A
                                (RULE 14a-101)


                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

                           Panhandle Royalty Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                     [PANHANDLE ROYALTY COMPANY LETTERHEAD]



                                           PRELIMINARY COPY - AMENDMENT NO. 1
                                           AS FILED WITH THE SECURITIES AND
                                           EXCHANGE COMMISSION ON MARCH 25, 1999







                                      April 5, 1999

Dear Fellow Shareholders,


         Attached to this letter are Proxy materials describing five items to be voted on at the "Special Shareholder Meeting" on May 7, 1999. The Board of Directors solicits your approval of the five changes to Panhandle's Articles of Incorporation. THE BOARD OF DIRECTORS BELIEVES APPROVAL OF THESE ITEMS IS ESSENTIAL TO ENSURE YOUR COMPANY'S CONTINUED GROWTH INTO THE NEW MILLENNIUM. THESE ARE THE MOST IMPORTANT CHANGES REQUIRING SHAREHOLDER APPROVAL SINCE THE COMPANY CONVERTED FROM ITS COOPERATIVE STATUS IN 1978.



         Your Board believes our shares are undervalued by the marketplace and do not represent the true underlying value of the Company. There are numerous reasons for this belief, but the major reason is that our stock trades only infrequently and is not easily identified or locatable by shareholders or brokers wishing to trade. Often there is little stock available for sale or purchase. Our stock is not followed by stock analysts and has few market makers. When a shareholder desires to sell company stock in many cases that person will sell below the current "bid" and "ask" range due to lack of knowledge as to that range. Frequently, the spread between the "bid" and "ask" price is greater than $3.00, primarily due to the infrequency of trading (only 6,000-8,000 shares/month).



         A quick review of our past few Annual Reports will indicate that the underlying value of Panhandle, if fully recognized by the market, could significantly increase the stock price. For example, analysis of the estimated future net cash flows of our proved oil and gas reserves on page 8 of our 1998 Annual Report and our net acres of mineral interests shown on page 7 of the Report indicates that the underlying value of our proved oil and gas reserves and our mineral interests exceeds the valuation of Panhandle by the market as reflected in the price of our Common

Stock. By combining the discounted present value of the estimated future cash flows and putting a conservative estimated value on our net mineral acreage of $50 an acre, the underlying value of these assets on a per share basis is in the mid $30 range. Using the undiscounted present value of our proved oil and gas reserves and putting a less conservative value on our net mineral acreage would increase the underlying value even further above this price range. The current price of our shares is over $10 per share less than the price which we believe represents the underlying cash value of Panhandle.


         Your Directors unanimously believe the best method to realize our stock's true value is for you, the shareholder, to have more shares available for trading. This will be accomplished by the three-for-one split. Those of you who do trade the stock will then be placing more shares for sale and availability to potential purchasers. This should increase the frequency of trades as well as the number of shares traded and should reduce the "bid" and "ask" spread. An increase in the authorized number of shares is necessary for the three-for-one split to be approved. The additional unissued shares of stock can be used at some future date for proper corporate purposes including acquisition of fee minerals, and other oil and gas assets.


         There is of course no guarantee that these proposals will improve the trading price of our stock. Your Board does believe that approval of these proposals will give our stock the potential to improve in price.



         To accomplish potential acquisitions using our stock, we must convince the seller of those assets that Panhandle stock is not only valuable but also is easily tradeable in the market. A person who is offered tens of thousands of shares of our stock, but will receive only one vote for all of those shares as our Articles of Incorporation now specifies, would most likely decline the deal or would want all cash. We are not aware of any public companies, except cooperatives, that have the one vote per shareholder method we have. We believe that use of our stock to make acquisitions necessitates the change to one vote per share. To protect you the shareholder from an unfriendly takeover at an unfair price, we are further asking for your vote in support of the super majority vote of shareholders or Directors required to approve any unfriendly offer.

         The Board of Directors unequivocally and most strongly recommends your approval of all five Proxy proposals. PLEASE VOTE. A BALLET NOT CAST IS THE SAME AS A "NO" VOTE TO CHANGE THE ARTICLES OF INCORPORATION. The Company has now been in existence 73 years during the 20th Century. We hope your and our successors may later during the 21st Century look back to this shareholders vote as the new beginning for an even better, stronger and larger Company as a dominant mineral holding exploration company in the USA.





                                            Sincerely,



                                            H W Peace II
                                            President

PRELIMINARY COPY (AMENDMENT NO. 1)
As filed with the Securities and Exchange Commission on March 25, 1999


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 7, 1999

         Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of Panhandle Royalty Company (the "Company") will be held at the offices of the Company, Grand Centre, Suite 210, 5400 N. Grand Boulevard, Oklahoma City, Oklahoma, on May 7, 1999, at 9:00 a.m., for the following purposes:

         1. To consider and vote upon a proposal to change the duration of the Company to perpetual duration from fifty years.


         2. To consider and vote upon a proposal to increase the number of authorized shares of Class A Common Stock ("Common Stock") from 1,000,000 shares to 6,000,000 shares.



         3. To consider and vote upon a proposal to effect a three-for-one stock split of the outstanding Common Stock (entitling each shareholder to receive two additional shares of Common Stock for each one share owned) and a corresponding reduction of the par value per share of the Common Stock from $.10 to 3 1/3(cent).



         4. To consider and vote upon a proposal to change the voting rights of the Common Stock from one vote per shareholder to one vote per share.



         5. To consider and vote upon a proposal to require the approval of holders of 66 2/3% of the Common Stock in connection with certain takeover, merger or other extraordinary corporate transactions.



         6. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.


         Shareholders at the close of business on March 19, 1999 shall be entitled to notice of and to vote at the Special Meeting. The Special Meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this Notice may be taken without further notice to the shareholders of the Company unless required by law or the Bylaws of the Company

         IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED PREPAID ENVELOPE FOR YOUR CONVENIENCE.

         YOUR VOTE IS IMPORTANT. ANY UNRETURNED PROXY WILL HAVE THE SAME EFFECT AS A NEGATIVE VOTE. PLEASE VOTE.

                                            By Order of the Board of Directors


                                            Michael C. Coffman, Secretary


Oklahoma City, Oklahoma
April 5, 1999

PRELIMINARY COPY (AMENDMENT NO. 1)
As filed with the Securities and Exchange Commission on March 25, 1999


PANHANDLE ROYALTY COMPANY
GRAND CENTRE, SUITE 210
5400 N. GRAND BOULEVARD
OKLAHOMA CITY, OKLAHOMA 73112

APRIL 5, 1999

PROXY STATEMENT

         The following information is furnished in connection with the special meeting of shareholders (the "Special Meeting") of Panhandle Royalty Company (the "Company") to be held at the offices of the Company, Grand Centre, Suite 210, 5400 N. Grand Boulevard, Oklahoma City, Oklahoma, on May 7, 1999, at 9:00 a.m.

         The accompanying proxy is solicited by the Board of Directors (the "Board") of the Company for use at the Special Meeting and any adjournments thereof. The cost of solicitation of proxies will be borne by the Company. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to directors, officers or regular employees for such services. It is anticipated that this Proxy Statement and the accompanying proxy will be mailed to shareholders on or about April 5, 1999.

         When the proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting in accordance with the directions noted thereon. If no direction is indicated, the shares will be voted for the approval of each of the proposals described herein. Should any other matters come before the Special Meeting, valid proxies will be voted in accordance with the recommendations of the Board, although the Company does not presently know of any other such matters.

         If the accompanying proxy is executed and returned, the shareholder may nevertheless revoke the proxy at any time before it is exercised by signing and sending to the Company a later dated proxy or a written revocation, or by attending the Special Meeting and voting in person. Any shareholder who desires to vote in person at the Special Meeting and whose shares are held of record by a broker, bank or other nominee must bring to the Special Meeting a letter from the broker, bank or other nominee confirming such shareholder's beneficial ownership of the shares and a proxy from the record holder issued in the name of the attending shareholder. The mailing address of the Company is Grand Centre, Suite 210, 5400 N. Grand Boulevard, Oklahoma City, Oklahoma 73112.

         Shareholders are requested to return the accompanying proxy immediately, dated and signed exactly as the stock appears in the shareholders name. If stock is held in joint tenancy, both tenants should sign the proxy. Proxies for stock held by a corporation should be signed in the full corporate name by an authorized officer. In the event the holder of the stock is deceased, the personal representative, executor or administrator should sign the proxy and attach a certified copy of the letters of appointment to the proxy.

VOTING SECURITIES


         The holders of Class A Common Stock ("Common Stock") at the close of business on March 19, 1999 shall be eligible to vote at the Special Meeting. As of March 19, 1999, there were 682,514 shares of Common Stock outstanding, held by an estimated 2,600 shareholders. To the best knowledge of the Company, no individual or group, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, owns, beneficially or of record, more than 5% of the outstanding Common Stock.


         The Articles of Incorporation of the Company provide for one vote for each holder of Common Stock, irrespective of the number of shares of Common Stock owned by the shareholder. In addition, the Oklahoma General Corporation Act requires the affirmative vote of the holders of at least a majority of the outstanding Common Stock (meaning at least a majority of the shares rather than a majority in number of the holders) in order for the proposals described herein to be approved. Accordingly, at the Special Meeting each holder of Common Stock will be entitled to one vote with regard to the approval requirements of the Company's Articles of Incorporation and one vote per share with regard to the approval requirements of the Oklahoma General Corporation Act. The Company's Class B Common Stock has no voting rights.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of March 19, 1999, information regarding beneficial ownership of the Company's Common Stock by each director of the Company, each executive officer of the Company whose annual salary and bonus exceeded $100,000 during the Company's most recent fiscal year, and all directors and executive officers as a group:

                                                        Amount and Nature                                  Percent of
     Director or Group                               of Beneficial Ownership                                 Class
     ------------------                              -----------------------                               ----------
Michael A. Cawley,                             100 shares, sole voting and                                      *
Director                                       investment powers

Sam J. Cerny,                                  1,200 shares, sole voting                                        *
Director                                       and investment powers

E. Chris Kauffman,                             3,100 shares, shared voting                                      *
Director                                       and investment powers

                                                        Amount and Nature                                  Percent of
     Director or Group                               of Beneficial Ownership                                 Class
     -----------------                               -----------------------                               ----------
H. W. Peace, II,                               8,371 shares, shared voting                                    1.2%
Director, President                            and investment powers
and CEO

Ray H. Potts,                                  160 shares, sole voting and                                      *
Director                                       investment powers

Robert A. Reece,                               5,848 shares, sole voting                                        *
Director                                       and investment powers

Jerry L. Smith,                                7,024 shares, sole voting                                      1.0%
Director                                       and investment powers

All directors and                              10,392 shares, shared                                          1.5%
executive officers                             voting and investment
as a group                                     powers
(9 persons)
                                               27,103 shares, sole voting                                     4.0%
                                               and investment powers

                                               37,495 shares, total                                           5.5%

-------------------

*        Less than 1.0% owned.

SUMMARY OF PROPOSALS BEING PRESENTED
FOR ACTION BY THE SHAREHOLDERS

         The Board believes that the market price of the Company's Common Stock does not adequately reflect the value inherent in the Company. During the past year, the Board has considered a number of factors that it believes are adversely affecting the market price and performance of the Common Stock. This process included discussions with the financial community and significant shareholders. The Board has identified several concerns that are independent of the Company's operating performance or the stock market as a whole and that are within the power of the Company and the shareholders to address. Principally these are (i) investor wariness regarding the highly unusual voting rights of the Common Stock (one vote per shareholder rather than one vote per share as essentially all public companies have) and (ii) a lack of liquidity in the market for the Common Stock resulting primarily from the small number of shares of Common Stock currently outstanding.

         The Board also believes that the value of the Company may be enhanced and its long-term growth and success fostered by carefully selected strategic transactions involving reserve acquisitions or business combinations in which the Company issues its Common Stock for all or part of the purchase price. The current environment of relatively low energy prices has created attractive acquisition opportunities. The Company's ability to take advantage of these acquisition opportunities would be improved by increasing the number of authorized shares of Common Stock.


         Although there can be no assurance that they will have a positive impact on the market price of the Common Stock, the Board has developed a series of proposals ("Proposals") to address the problems of investor wariness and liquidity discussed above. The Board has unanimously approved and is recommending that the shareholders approve the Proposals, which are intended to increase investor interest in the Common Stock, to improve market liquidity for the Common Stock and to enhance the ability of the Company to use Common Stock to make acquisitions. The Board's Proposals are briefly summarized as follows:


         PROPOSAL 1        CHANGE THE DURATION OF THE COMPANY TO PERPETUAL
                           DURATION FROM FIFTY YEARS.

                           This brings the Company in line with other public companies.


         PROPOSAL 2        INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                           STOCK FROM 1,000,000 SHARES TO 6,000,000 SHARES.



                           This will provide additional authorized shares for issuance pursuant to the three-for-one stock split described in Proposal 3 below and for other corporate purposes including acquisitions.

         PROPOSAL 3        EFFECT A THREE-FOR-ONE STOCK SPLIT OF THE
                           OUTSTANDING COMMON STOCK (ENTITLING EACH SHAREHOLDER
                           TO RECEIVE TWO ADDITIONAL SHARES OF COMMON STOCK FOR
                           EACH ONE SHARE OWNED) AND A CORRESPONDING REDUCTION
                           OF THE PAR VALUE PER SHARE OF THE COMMON STOCK FROM
                           $.10 TO 3 1/3(CENTS).



                           This will triple the number of outstanding shares of the Company held by shareholders by giving each holder of Common Stock two additional shares for each one share owned.



         PROPOSAL 4        CHANGE THE VOTING RIGHTS OF THE COMMON STOCK FROM
                           ONE VOTE PER SHAREHOLDER TO ONE VOTE PER SHARE.


                           This will eliminate the highly unusual voting feature of the Common Stock of one vote per holder. The Board believes this change will make the Common Stock more attractive to investors. To protect the Company's shareholders from unsolicited and unfair takeover offers, the Board is proposing a supermajority vote for approval of certain takeover, merger or other extraordinary corporate transactions.


         PROPOSAL 5        IMPOSE A SUPERMAJORITY VOTE FOR CERTAIN TAKEOVER,
                           MERGER OR OTHER EXTRAORDINARY CORPORATE TRANSACTIONS.


                           This provision would require the approval of holders of 66 2/3% of the Company's Common Stock for certain takeover, merger or other extraordinary transactions.


         THE BOARD CONSIDERS THESE PROPOSALS TO BE EXTREMELY SIGNIFICANT TO THE COMPANY'S FUTURE. THE BOARD HAS CALLED THIS SPECIAL MEETING SOLELY FOR THE PURPOSE OF CONSIDERING THESE PROPOSALS. ALL SHAREHOLDERS ARE URGED TO APPROVE EACH OF THE FIVE PROPOSALS. PLEASE READ CAREFULLY THE FOLLOWING DISCUSSION OF THESE PROPOSALS.


         PLEASE VOTE BECAUSE ANY UNRETURNED PROXY WILL HAVE THE SAME EFFECT AS A NEGATIVE VOTE. EACH SHAREHOLDER IS URGED TO RETURN THE ENCLOSED PROXY CARD MARKED "FOR" EACH PROPOSAL.
SEE "QUORUM" AND "VOTE REQUIRED."


         THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FIVE PROPOSALS.

PROPOSAL TO APPROVE CHANGE IN DURATION OF THE COMPANY TO PERPETUAL DURATION FROM FIFTY YEARS

                                  (PROPOSAL 1)

         The Board has approved and recommends that the shareholders adopt an amendment to the Company's Articles of Incorporation changing the duration of the Company to perpetual duration from fifty years. The provisions of the current Oklahoma General Corporation Act permit a corporation to have perpetual duration. The Company's limited duration is highly unusual among publicly traded corporations whose duration is generally perpetual.

         The Company was incorporated in 1978 under the former Oklahoma Business Corporation Act. Under the current provisions of its Articles of Incorporation, the Company's duration will expire in 2028. On expiration, the Company would cease to exist and its assets would be distributed to its shareholders.

         If the Company's duration is allowed to expire and if its assets, including its various oil and gas and mineral rights most of which are perpetual, are distributed to the shareholders, the shareholders will receive an extensive number of small fractional undivided interests in such rights. The Board believes that direct ownership of these rights by the shareholders will result in an administrative burden that will be extremely undesirable to the Company's shareholders.

         Accordingly, the Board believes that it is in the best interests of the Company and its shareholders that the duration of the Company be changed to perpetual duration. The proposed change to perpetual duration will not otherwise affect the rights, powers or privileges of the holders of Common Stock and will not have any U.S. federal income tax consequences to the shareholders.


         If the proposed change in duration is approved, the Company will continue perpetually unless and until it is merged or consolidated into another entity or is dissolved in accordance with applicable law. Under the Oklahoma General Corporation Act, the Company may be dissolved if a majority of the Board adopts a resolution providing for dissolution and the holders of a majority of the outstanding shares of Common Stock approve the dissolution. Also, unless Proposal 4 relating to a change in the voting rights of the Common Stock to one vote per share is approved, the affirmative vote of a majority in number of the holders of Common Stock will also be required to approve any dissolution of the Company.


THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE DURATION OF THE COMPANY TO PERPETUAL DURATION.

                  REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE
                       THE SAME EFFECT AS A NEGATIVE VOTE.

                                  PLEASE VOTE!

PROPOSAL TO APPROVE INCREASE IN AUTHORIZED COMMON STOCK


                                  (PROPOSAL 2)


         The Board has unanimously approved and recommends that the shareholders adopt an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 1,000,000 shares to 6,000,000 shares. The increase in the number of authorized shares of Common Stock is conditional upon the approval by the shareholders of the 3-for-1 stock split and corresponding reduction in the par value per share described in Proposal 3. If Proposal 3 is not approved, the number of authorized shares of Common Stock will not be increased.

         As of March 19, 1999, there were 682,514 shares of Common Stock issued and outstanding, leaving only 317,486 remaining shares available for subsequent issuance. After giving effect to the proposed increase in the number of authorized shares and the 3-for-1 stock split described in Proposal 3, there will be a total of 2,047,542 post-split shares of Common Stock issued and outstanding out of a total of 6,000,000 authorized shares, leaving 3,952,458 remaining shares available for subsequent issuance by the Board.

         The proposed increase in the number of authorized shares of Common Stock would permit the 3-for-1 stock split and would allow the remaining unissued shares to be used by the Board in the future for proper corporate purposes without further shareholder action. For example, the shares may be issued in strategic transactions intended to encourage the growth of the Company and to increase shareholder value, such as reserve acquisitions or business combinations pursuant to which Common Stock may be issued for all or part of the purchase price. The Company does not have any current plans or intentions to issue any of the proposed additional authorized shares of Common Stock other than as required in connection with the 3-for-1 stock split.

          The increase in the number of authorized shares will not alter any existing rights, powers or privileges of the holders of Common Stock.

         A brief summary of the rights, powers and privileges of the Common Stock follows: the Common Stock has no redemption, conversion, sinking fund provisions or other similar rights. On liquidation of the Company, the holders of Common Stock are entitled to share ratably together with the holders of Class B Common Stock in the net assets of the Company available for distribution. Holders of Common Stock are entitled to such dividends as may be declared by the Board from funds legally available therefor. Each holder of Common Stock is entitled to one vote with respect to matters presented to the shareholders, regardless of the number of shares owned by such shareholder. If Proposal 4 is adopted, each share of Common Stock will be entitled to one vote on all matters submitted to a vote of shareholders. The Common Stock does not have preemptive rights.

         The proposed increase in the number of authorized shares of Common Stock will not increase or otherwise affect the number of authorized shares of non-voting Class B Common Stock of the Company, all of which is owned by a subsidiary of the Company.

         The Board reserves the right not to proceed with the increase in the authorized number of shares and the 3-for-1 stock split described in Proposal 3 if, subsequent to shareholder approval but prior to the effectiveness of the increase and the stock split, the Board determines that such transactions are no longer advisable based on market conditions or other factors. In no event will the number of authorized shares of Common Stock be increased unless also accompanied by the 3-for-1 stock split.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE INCREASE IN THE AUTHORIZED COMMON STOCK.

                  REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE
                       THE SAME EFFECT AS A NEGATIVE VOTE.

                                  PLEASE VOTE!


PROPOSAL TO APPROVE 3-FOR-1 STOCK SPLIT AND CORRESPONDING REDUCTION OF THE PAR VALUE PER SHARE OF THE COMMON STOCK FROM $.10 TO 3 1/3(CENTS)

                                  (PROPOSAL 3)

         The Board has unanimously approved and recommends that the shareholders adopt an amendment to the Company's Articles of Incorporation to effect a 3-for-1 stock split of the outstanding Common Stock (entitling each shareholder to receive two additional shares of Common Stock for each one share owned) and a corresponding reduction of the par value per share of the Common Stock from $.10 to 31/3(cent). Because the Company currently does not have a sufficient number of authorized shares of Common Stock to permit the 3-for-1 stock split, the 3-for-1 stock split is contingent upon the approval by the shareholders of the increase in the number of authorized shares of Common Stock described in Proposal 2. If Proposal 2 is not approved, the 3-for-1 stock split and corresponding reduction of the par value per share described in this Proposal 3 will not be effected.


         The Board believes that the 3-for-1 stock split is in the best interests of the Company and its shareholders and that the 3-for-1 stock split will help to broaden interest in the Common Stock by reducing the market price per share and increasing the shares available for trading in the Nasdaq Stock Market. However, there is no assurance that the 3-for-1 stock split will have a positive effect on the market price of the Common Stock.

         If the shareholders approve the increase in the authorized shares and the 3-for-1 stock split, the stock split will become effective as of the date of filing of the amendment to the Company's Articles of Incorporation which is anticipated to be May 7, 1999 (the "Effective Date"). Then each shareholder will receive two additional shares for each share owned. As soon as practicable after the Effective Date, a certificate for the shares to be issued pursuant to the 3-for-1 stock split will be issued to each shareholder of record on the Effective Date. Stock certificates representing shares issued prior to the Effective Date will continue to represent the same number of shares of Common Stock as stock certificates did prior to the Effective Date. For example, if a shareholder holds 100 shares of the Common Stock on the Effective Date, the Corporation will mail to him or her a share certificate for 200 shares so that the shareholder will then be the owner of 300 shares of Common Stock.


         SHAREHOLDERS SHOULD NOT DESTROY THEIR EXISTING CERTIFICATES AND SHOULD NOT RETURN THEM TO THE COMPANY OR ITS TRANSFER AGENT. THE EXISTING CERTIFICATES AND THE CERTIFICATES FOR THE ADDITIONAL SHARES THAT WILL BE MAILED TO SHAREHOLDERS TOGETHER WILL REPRESENT THE PROPER NUMBER OF SHARES AFTER THE 3-FOR-1 STOCK SPLIT BECOMES EFFECTIVE.

         The Company believes that the 3-for-1 stock split will not result in any taxable income or in any gain or loss to shareholders for U. S. federal income tax purposes. Immediately after the 3-for-1 stock split, the income tax basis of each share of Common Stock will be one-third of the income tax basis before the 3-for-1 stock split. For federal income tax purposes, each new share will be deemed to have been acquired at the same time as the original shares prior to the 3-for-1 stock split.





         The 3-for-1 stock split will not alter any existing rights, powers or privileges of the holders of Common Stock. These rights are described Proposal
2. After giving effect to the proposed increase in the number of authorized shares described in Proposal 2 and the 3-for-1 stock split, there will be a total of 2,047,542 post-split shares of Common Stock issued and outstanding out of a total of 6,000,000 authorized shares, leaving 3,952,458 remaining shares available for subsequent issuance by the Board as described in Proposal 2.



         The Board reserves the right not to proceed with the 3-for-1 stock split and the increase in the authorized number of shares described in Proposal 2 if, subsequent to shareholder approval but prior to the effectiveness of the stock split and the increase, the Board determines that such transactions are no longer advisable based on market conditions or other factors. In no event will the 3-for-1 stock split be effected unless also accompanied by the increase in the number of authorized shares of Common Stock.



THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO EFFECT THE 3-FOR-1 STOCK SPLIT AND CORRESPONDING

REDUCTION OF THE PAR VALUE PER SHARE OF THE COMMON STOCK FROM $.10 TO 3 1/3(CENTS).


                  REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE

                       THE SAME EFFECT AS A NEGATIVE VOTE.

                                  PLEASE VOTE!


PROPOSAL TO APPROVE CHANGE IN VOTING RIGHTS OF COMMON STOCK FROM ONE VOTE PER SHAREHOLDER TO ONE VOTE PER SHARE


                                  (PROPOSAL 4)


         The Board has approved and recommends that the shareholders adopt amendments to the Company's Articles of Incorporation and its Bylaws in order to modify the voting rights of the holders of Common Stock of the Company. The text of the proposed amendments is attached as Annex A.

         The Company's Articles of Incorporation and Bylaws currently provide that each shareholder is entitled to cast one vote in connection with matters presented to the holders of Common Stock, without regard to the number of shares owned by the shareholder. This voting provision is a carryover from the 1970's when the Company's predecessor was a cooperative corporation. This voting arrangement is outdated and no longer serves the best interests of the Company. The Board proposes to eliminate the one vote per shareholder concept and provide that each holder of Common Stock shall be entitled to one vote for each share held of record.


         As of March 19, 1999, the Company had 682,514 shares of Common Stock outstanding held by an estimated 2,600 holders. Because each shareholder is currently entitled to one vote, as of such date there were a possible 2,600 estimated votes with respect to any matter presented to the shareholders, and each shareholder holds the same percentage of the aggregate potential voting power as each of the other shareholders. By linking voting rights to the number of shares held by each shareholder, the proposed amendments will have the effect of decreasing the relative voting power of some shareholders and of increasing the relative voting power of other shareholders. The magnitude of the increase or decrease in relative voting power as to any particular shareholder will depend on the number of shares owned by the shareholder.


         The Company's current voting arrangement is highly unusual for a publicly held company and the Board does not know of any other public company with a similar voting arrangement.

         The Board believes that the current voting rights of the Common Stock are highly unattractive to potential investors or to existing shareholders that might otherwise be interested in acquiring Common Stock. Regardless of the number of shares owned, each shareholder has one vote. The Board believes that replacement of the one vote per shareholder with one vote for each share owned will broaden interest in the Company's Common Stock which is currently traded on the Nasdaq Stock Market. However, there is no assurance concerning the effect, if any, that the proposed change in voting rights would have, if any, on the market price of the Common Stock.

         By making the Common Stock more attractive to investors, the Board believes that the Company will have more opportunities to use Common Stock as a means to foster the growth of the Company and to enhance shareholder value. These opportunities may include reserve acquisitions or business combinations in which Common Stock is issued as all or part of the purchase price. The Company does not have any current plans or intentions relating to any such sale or issuance of additional shares of Common Stock in a business combination or other strategic transaction.


         As of March 19, 1999, the directors and executive officers of the Company owned 37,495 shares of Common Stock. The proposed amendment will result in an increase in the voting power of directors and executive officers of the Company from approximately 0.35% of the total voting power under the current voting rights to approximately 5.5% after giving effect to the proposed amendments. Although the relative voting power of directors and executive officers will increase as a result of the proposed amendment which could make it more difficult for directors and executive officers to be removed, the effect on them as individual shareholders will be the same as the effect on all other holders of similar numbers of shares. The proposed amendment is not a part of any plan for the entrenchment of existing management.


         By linking voting power to the number of shares owned, the proposed amendments could also have the effect of making it easier for existing shareholders or outsiders to acquire control of the Company by acquiring a majority of the outstanding Common Stock and could thereby cause the Company to become more attractive as a potential target of an unsolicited takeover attempt. While such transactions could result in benefits to the Company's shareholders, they may also be disruptive and detrimental to the Company and its shareholders. In adopting and recommending that the shareholders approve the proposed amendments, the Board has attempted to balance the risks associated with hostile tender offers or unnegotiated takeover attempts with the potential benefits that the Board believes the change in voting rights may bring to the Company and its shareholders.


         The Company has other features that may be considered to have an "anti-takeover" effect. The Bylaws of the Company provide for a staggered Board. This provision makes it more difficult for an acquiror rapidly to replace a majority of the directors because only approximately one-third of the directors are elected each year and the directors may only be removed for cause. Also, the Board has proposed a further amendment to the Articles of Incorporation of the Company described under Proposal 5 herein requiring a "supermajority" vote in connection with certain takeover, merger or other extraordinary corporate transactions which could also have an "anti-takeover" effect.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE CHANGE IN VOTING RIGHTS OF THE COMMON STOCK FROM ONE VOTE PER SHAREHOLDER TO ONE VOTE PER SHARE.

                  REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE
                       THE SAME EFFECT AS A NEGATIVE VOTE.

                                  PLEASE VOTE!

PROPOSAL TO APPROVE REQUIREMENT OF SUPERMAJORITY VOTE FOR CERTAIN
TAKEOVER, MERGER OR OTHER EXTRAORDINARY CORPORATE TRANSACTIONS


                                  (PROPOSAL 5)


         The Board has approved and recommends that the shareholders adopt an amendment to the Company's Articles of Incorporation to provide that any merger, consolidation, liquidation or dissolution of the Company, or sale of substantially all of the Company's assets (collectively "takeover or merger transaction") will require the affirmative vote of the holders of 66-2/3% or more of the Company's outstanding Common Stock. This supermajority vote is intended to protect the Company's shareholders from unfriendly takeover or merger transactions. There is one exception proposed to the supermajority vote. If two-thirds of the whole Board has approved the transaction, only the affirmative vote of the holders of a majority of the Company's outstanding Common Stock will be necessary. The text of the proposed amendment is attached as Annex B.


         The Board's approval of this supermajority vote proposal is conditioned upon adoption by the shareholders of the change in voting rights described in Proposal 4 (one vote per share). If Proposal 4 is not adopted, the supermajority vote proposal will not be adopted. Under the Oklahoma General Corporation Act and, assuming Proposal 4 (one vote per share) is adopted, a takeover or merger transaction generally would only require the affirmative vote of the holders a majority of the outstanding Common Stock.


         The supermajority vote will not be required if two-thirds of the whole Board approves the takeover or merger transaction prior to submitting the takeover or merger transaction to the shareholders for approval. This encourages a potential acquiror of the Company to first negotiate with the Board giving the Board an opportunity to negotiate on behalf of the shareholders and to determine if the proposed takeover or merger is in the shareholders' best interests.

         The proposed supermajority vote amendment is intended to ensure that any takeover or merger transaction could be effected only if the takeover or merger transaction receives a clear mandate from the Company's shareholders. In the absence of this supermajority provision, a potential takeover bidder could acquire a simple majority of the Company's outstanding Common Stock through any combination of tender offers, exchange offers, open market purchases or private purchases, and follow such acquisition with a business combination forced on the Company's remaining minority shareholders. In this situation, the terms of such takeover or merger transaction could be accomplished without arms-length negotiation since the takeover bidder controls both sides of the negotiation and would have sufficient votes necessary to approve any such transaction irrespective of the views of the remaining minority shareholders of the Company. As a result, substantial unfairness could be imposed on the Company's remaining minority shareholders. The Board believes that the supermajority vote provisions discourage surprise takeover or merger bids and encourage any potential acquiror to negotiate with the Board, allowing the Board to protect the best interests of shareholders.

         However, in evaluating this proposal, the shareholders should also consider that the supermajority provision could give the Board enhanced control over proposed takeover or merger transactions, even though the takeover or merger transactions might be attractive to the holders of a simple majority of Common Stock. If the Board does not grant its prior approval, a takeover bidder may still proceed with an acquisition although any resulting takeover of the Company may be more difficult and expensive. The proposed supermajority amendment will give the holders of more than 33-1/3% of the Common Stock the power to reject any proposed takeover or merger transaction unless two-thirds of the whole Board gives its prior approval. The proposed amendment could discourage accumulation of Common Stock, not just surprise takeover bids, which could adversely affect the market for the Common Stock. Nonetheless, the Board believes that the advantages to the shareholders of increasing the likelihood that a potential takeover bidder would first negotiate satisfactory terms with the Board outweigh any potential disadvantages.

         The Board has no current plans to propose or adopt any other "anti-takeover" provisions. The Board is not aware of any specific effort to accumulate the Company's Common Stock or obtain control of the Company, but is proposing the supermajority vote amendment to reduce the likelihood that the Company could become a target for a surprise and unnegotiated takeover in the future.

         The proposed supermajority amendment also provides that once adopted by the shareholders, the supermajority vote provision can only be amended by either
(i) the holders of 66-2/3% of the Common Stock, or (ii) by the vote of two-thirds of the whole Board and of the holders of a majority of the outstanding Common Stock. This provision clarifies that a supermajority vote of the shareholders or the whole Board will be needed in order to amend or repeal the provision requiring a supermajority vote for takeover or merger transactions. This provision is consistent with the Oklahoma General Corporation Act, which provides that whenever the articles of incorporation require the vote of a greater number of shares than is otherwise required by the Oklahoma General Corporation Act, the provision of the articles of incorporation shall not be amended, altered or repealed except by such greater vote.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE REQUIREMENT OF A SUPERMAJORITY VOTE FOR THE TAKEOVER, MERGER OR OTHER EXTRAORDINARY CORPORATE TRANSACTIONS DESCRIBED ABOVE.

                  REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE
                       THE SAME EFFECT AS A NEGATIVE VOTE.

                                  PLEASE VOTE!

QUORUM

         Brokers holding shares of record for customers generally are not entitled to vote on certain nonroutine matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. Although there are no controlling precedents under Oklahoma law regarding the treatment of broker non-votes in certain circumstances, the Company intends to apply the principles set forth below.

         The presence at the Special Meeting, in person or by proxy, of shareholders representing a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the Special Meeting. For purposes of determining the presence of a quorum, shareholders who are present at the Special Meeting in person or by proxy and who abstain, including broker non-votes, are considered shareholders who are present and entitled to vote and will count toward the quorum requirements.

VOTE REQUIRED

         To be approved, each Proposal must receive:

- the affirmative vote of a majority in number of the holders of the Common Stock (with each holder being entitled to one vote), and

- the affirmative vote of the holders of a majority of the outstanding Common Stock.


         Except for Proposals 2 (increase in authorized shares) and 3 (stock split), each of which is conditioned upon the approval of the other, and for Proposal 5 (supermajority vote requirement), which is conditioned upon the approval of Proposal 4 (one vote per share), each of the Proposals will be considered independently of the other Proposals, and the failure to approve or the approval of any single Proposal will not affect the remaining Proposals.


         THE FAILURE TO RETURN A PROXY OR TO ATTEND AND VOTE AT THE SPECIAL MEETING OR THE RETURN OF A PROXY MARKED "WITHHOLD AUTHORITY" WITH RESPECT TO THE PROPOSAL WILL HAVE THE SAME EFFECT

AS A NEGATIVE VOTE. UNINSTRUCTED SHARES MAY NOT VOTE ON ANY OF THE PROPOSALS SO ANY BROKER NON-VOTES WILL ALSO HAVE THE SAME EFFECT AS A NEGATIVE VOTE.

         THE BOARD STRONGLY URGES ALL SHAREHOLDERS TO APPROVE EACH OF THE PROPOSALS. BECAUSE ANY UNRETURNED PROXY OR BROKER NON-VOTE WILL HAVE THE SAME EFFECT AS A NEGATIVE VOTE, IT IS IMPORTANT THAT EACH SHAREHOLDERS RETURN THE ENCLOSED PROXY CARD OR, ANY BROKER'S REQUEST FOR VOTING INSTRUCTIONS MARKED "FOR" EACH PROPOSAL.

MANNER OF DETERMINING HOLDERS FOR PURPOSES OF "ONE VOTE PER HOLDER" REQUIREMENTS

         As is the case with most publicly held companies, a significant number of the outstanding shares of Common Stock of the Company are owned in "street name" by individual shareholders through accounts with brokers or other custodians. These "street name" shares are ultimately held of record by brokers or other custodians or by nominees of these entities, and, as described above in connection with the description of broker non-votes, the broker or other nominees will vote the shares in accordance with the instructions received from account holders. The current voting rights of the Common Stock require one vote per holder of Common Stock rather than one vote per share. Although there are no controlling precedents under Oklahoma law, the Company intends to apply the following principles to determine the number of holders entitled to vote at the Special Meeting and to tabulate the votes cast by such holders.

         Each record holder of Common Stock as of March 19, 1999, the record date for the Special Meeting, will be considered one holder, except where such record holder is known by the Company to be a securities industry nominee holder for a number of separate shareholder accounts. The Company will inquire of each nominee holder and will attempt to ascertain the number of separate shareholder accounts serviced by the nominee and the voting instructions delivered to the nominee by the holders of each such account. The holders of each separate shareholder account will be considered as separate single holders for purposes of the one vote per holder tabulations at the Special Meeting.


         If the Company is not able to ascertain the number of separate shareholder accounts and the voting instructions received from the holders of such accounts, the Company will consider the applicable broker or other nominee holder as a single holder for purposes of the one vote per holder tabulations at the Special Meeting. In this case, the aggregate votes cast by the broker or other nominee holder will reflect the voting instructions of individual accounts. Since the breakdown of voting instructions will not be known to the Company, the broker or other nominee (considered as a single holder) will be considered to have approved any Proposal only if the votes cast by the broker or other nominee "for" the Proposal are in excess of 50% of the total number of shares held in the accounts represented by the broker or other nominee. This method of counting votes for purposes of the one vote per shareholder tabulation necessarily is not able to take into account the separate votes of individual "street name" holders for which separate voting information is not available to the Company. As a result, votes "for" a proposal as well as broker non-votes and shares as to which voting authority is withheld (which would otherwise have the same effect as a negative vote) attributable to the "street name" holders for which information is not available to the Company will be effectively eliminated from the one vote per shareholder tabulation, except to the extent that the aggregate totals of the votes or broker non-votes attributable to such "street name" holders influences the overall votes cast by the applicable nominee holder of such "street name" accounts, which will be counted in the manner described above.


OTHER MATTERS

         The Board is aware of no other matters which may come before the Special Meeting. If any such matters should properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy as the Board may, in its discretion, recommend.

FUTURE PROPOSALS

         If a shareholder wishes to submit a proposal for presentation at the 2000 annual meeting of shareholders, such proposal must be received at the Company's principal office on or before September 24, 1999, if it is to be included in the Company's proxy statement for that meeting.

FORM 10-KSB

         A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-KSB is available, free of charge, upon request made to Michael C. Coffman, Secretary, Panhandle Royalty Company, Grand Centre, Suite 210, 5400 N. Grand Boulevard, Oklahoma City, OK 73112.

PROPOSAL 4                                                               ANNEX A


PROPOSED AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS PROVIDING FOR A CHANGE IN VOTING RIGHTS OF THE COMMON STOCK FROM ONE VOTE PER SHAREHOLDER TO ONE VOTE PER SHARE


         The last paragraph of Article FIVE of the Articles of Incorporation of the Company providing for one vote per shareholder shall be amended in its entirety to read as follows:


         With respect to all matters as to which the holders of Class A Common Stock are entitled to vote, each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock that is registered in such shareholder's name on the applicable record date, except as may be otherwise required by law. Class B Common Stock shall be nonvoting stock of the corporation.




         Article III, Section 6 of the Bylaws of the Company providing for one vote per shareholder shall be amended in its entirety to read as follows:


                  Section 6. At every such meeting each stockholder owning Class A Common Stock shall be entitled to cast one vote for every share of stock entitled to vote which is registered in such stockholder's name on the record date for the meeting, except as may otherwise be required by law; which vote may be cast by him or her either in person, or by proxy, except as hereinafter provided. All proxies shall be in writing, and shall be filed with the Secretary, and by him or her entered of record in the minutes of the meeting.

PROPOSAL 5                                                               ANNEX B


PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION PROVIDING FOR SUPERMAJORITY VOTE FOR CERTAIN TAKEOVER, MERGER OR OTHER EXTRAORDINARY CORPORATE TRANSACTIONS


         A new Article NINE shall be added to the Articles of Incorporation to read as follows:


                  No merger, consolidation, liquidation or dissolution of the corporation, nor any action that would result in the same or other disposition of all or substantially all of the assets of the corporation shall be valid unless first approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of capital stock then entitled to vote on such matters; provided, however, that if any such action has been approved prior to the vote by the shareholders by two-thirds of the corporation's whole Board, the affirmative vote of the holders of a majority of the outstanding shares of capital stock then entitled to vote on such matters shall be required, to the extent such shareholder approval is otherwise required by the Oklahoma General Corporation Act.

                  The provisions set forth in this Article may not be repealed, altered or amended, in any respect whatsoever, unless such repeal, alteration or amendment is approved by either (a) the affirmative vote of holders of sixty-six and two-thirds percent (66-2/3%) of the shares of capital stock of the corporation then issued and outstanding and entitled to vote on such matters, or (b) the affirmative vote of two-thirds of the whole Board of the corporation and the affirmative vote of holders of a majority of the shares of the corporation's capital stock then issued and outstanding and entitled to vote on such matters.

                                    P R O X Y

                            PANHANDLE ROYALTY COMPANY
                                GRAND CENTRE #210
                               5400 N. GRAND BLVD.
                             OKLAHOMA CITY, OK 73112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint Jerry L. Smith and H. W. Peace, II, and each of them, proxies and authorize them to represent and to cast a vote for the undersigned on each proposal, as designated below, at the special meeting of shareholders to be held on May 7, 1999, or any adjournments thereof. Should other matters properly come before the meeting, the proxies are further authorized to vote thereon as the Board of Directors may, in its discretion, direct.

Proposal 1: Change the duration of the Company to perpetual duration from fifty years.

            [ ] FOR    [ ] AGAINST           [ ] WITHHOLD AUTHORITY TO VOTE FOR


Proposal 2: Increase the number of authorized shares of Common Stock from
            1,000,000 shares to 6,000,000 shares.
            [ ] FOR    [ ] AGAINST           [ ] WITHHOLD AUTHORITY TO VOTE FOR




Proposal 3: Effect a 3-for-1 stock split of the outstanding Common Stock
           (entitling each shareholder to receive two additional shares of Common Stock for each one share owned) and a corresponding reduction of the par value per share of the Common Stock from $.10 to 3 1/3 (cents).
            [ ] FOR    [ ] AGAINST           [ ] WITHHOLD AUTHORITY TO VOTE FOR



Proposal 4: Change the voting rights of the Common Stock from one vote per shareholder to one vote per share.
            [ ] FOR    [ ] AGAINST           [ ] WITHHOLD AUTHORITY TO VOTE FOR



Proposal 5: Require the approval of holders of 66 2/3% of the Common Stock in connection with certain takeover, merger or other extraordinary corporate transactions.
            [ ] FOR    [ ] AGAINST           [ ] WITHHOLD AUTHORITY TO VOTE FOR


                          (Please Sign on Reverse Side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ON THE REVERSE.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.


Dated:______________________, 1999



No. of Shares:                              ___________________________________
                                            Signature
_____________

                                            ___________________________________
                                            Signature, if held jointly


WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                     [PANHANDLE ROYALTY COMPANY LETTERHEAD]





                                                                   March 3, 1999

Dear Fellow Shareholders:

This letter is to invite you to attend any of a series of shareholder information meetings to be hosted by Panhandle directors and officers during the month of March. The purpose of the meetings is to discuss the condition of our industry and to discuss changes which we feel will help your Company prosper in difficult times. Enclosed is a list of the locations, times and dates for the informational meetings.

It's tough to make a profit in the oil and gas business now. The prices of oil are very low by historical standards and could be low for some time to come. Oil is in abundant supply world-wide. Demand is low due to depressed demand in many Asian and Latin American countries.

We believe that hard times create great opportunities for strong companies. Panhandle is a strong company, with good cash flow and low debt. We can weather the storm. But we would like to do better than just "weather the storm."

Doing better is why we want to meet with you and tell you of our plans for the future of Panhandle. We will recommend changes which will allow us to take advantage of rock-bottom prices for all types of oil and gas properties. We want to buy oil and gas reserves. We want to buy minerals. We may want even to buy other companies.

To really be able to take advantage of the opportunities we are seeing, a few changes are needed. Specifically, the board is proposing the following items:

         1. To effect a three-for-one stock split of the outstanding shares, after increasing the number of authorized shares from 1,000,000 to 6,000,000.

         2.       To change the voting rights of the common stock.

         3.       To make an unfriendly takeover of Panhandle difficult.

A fourth "housekeeping" item will change the legal duration of the company to perpetual.

A greater number of authorized shares will allow us to trade Panhandle shares for assets of other companies. Splitting the stock will encourage more trading, which

Fellow Shareholders
Page 2
March 3, 1999




should improve the market price. Changing the voting rights will make it easier for Panhandle to buy other assets using our own stock rather than cash. Finally, Panhandle needs to be able to better defend itself against unfriendly takeover bids.

You will receive at the meeting a copy of our preliminary proxy material describing these changes. A "Special Shareholders' Meeting" has been scheduled for May 7, 1999. Final copies of the proxy material will be mailed to all shareholders in early April. You will be able to vote in person at the May 7, 1999, meeting or by mail.

That brings us back to the March meetings. We would like to invite you to any or all of the meetings described on the attached page. We will talk about Panhandle and tell you why we are so excited about the opportunities we see in the days ahead.

The Board is interested in your opinion on this Plan and also wishes to provide you with more information on the Plan and the Board's reasoning. To do this, we have arranged for meetings in several locations where there are large concentrations of shareholders. On the following page is a listing of the locations, times and dates of these meetings. These meetings will include a slide presentation on the company, Director's presentation on the Plan, and a time to answer questions you may have.

YOU ARE CORDIALLY INVITED TO ATTEND ANY OF THESE MEETINGS. PLEASE MARK THIS ON YOUR CALENDAR. WE LOOK FORWARD TO SEEING YOU THERE.



                                                 Sincerely.



                                                 /s/ H W Peace II
                                                 -------------------------------
                                                 HW Peace  II
                                                 President and CEO

                            PANHANDLE ROYALTY COMPANY

                            SHAREHOLDER INFORMATIONAL
                                    MEETINGS

                                   ----------

                             OKLAHOMA CITY, OKLAHOMA
                              HILTON INN NORTHWEST
                           2945 NW EXPRESSWAY - 73112
                                 (405) 848-4811
                             TIME: 6:00 - 8:00 P.M.
                         DATE: THURSDAY, MARCH 11, 1999


                               ELK CITY, OKLAHOMA
                              HOLIDAY INN HOLIDOME
                             I-40 & STATE HIGHWAY 6
                            101 MEADOW RIDGE - 73648
                                 (580) 225-6637
                             TIME: 2:00 - 4:00 P.M.
                         DATE: SATURDAY, MARCH 13, 1999


                               ROSWELL, NEW MEXICO
                           BEST WESTERN SALLY PORT INN
                                 2000 NORTH MAIN
                                 (505) 622-6430
                             TIME: 6:00 - 8:00 P.M.
                          DATE: TUESDAY, MARCH 16, 1999

                               WOODWARD, OKLAHOMA
                                  NORTHWEST INN
                           HI-WAY 270 AND FIRST STREET
                                 (580) 256-7600
                                TIME: 6:00 - 8:00
                         DATE: THURSDAY, MARCH 18, 1999


                   COSTA MESA CALIFORNIA (ORANGE CO. AIRPORT)
                                DOUBLE TREE HOTEL
                               3050 BRISTOL STREET
                                 (714) 540-7000
                             TIME: 6:00 - 8:00 P.M.
                          DATE: TUESDAY, MARCH 30, 1999

DEAR SHAREHOLDERS:

You recently received proxy material asking you to vote on four changes to Panhandle's Articles of Incorporation. THIS VOTE IS THE MOST IMPORTANT SHAREHOLDER APPROVAL CHANGE SINCE THE COMPANY CONVERTED FROM ITS COOPERATIVE STATUS IN 1979.

PLEASE VOTE. A BALLOT NOT CAST COUNTS THE SAME AS A "NO" VOTE TO CHANGE THE ARTICLES OF INCORPORATION. The Board of Directors unequivocally and strongly recommends you vote for all four proposals presented in the proxy statement.

Should you have any questions please feel free to call me collect at
(405) 948-1560. If you have already voted, thank you for your vote.

Sincerely,


HW Peace II
President